UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2014 (March 27, 2014)

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact Name of Registrant as Specified in its Charter)

Maryland (Sotherly Hotels Inc.)	001-32379 (Sotherly Hotels Inc.)	20-1531029 (Sotherly Hotels Inc.)
Delaware (Sotherly Hotels LP)	001-36091 (Sotherly Hotels LP)	20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street

Williamsburg, Virginia 23185

(757) 229-5648

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 27, 2014, Sotherly Hotels Inc. (the “Company”), the sole general partner of Sotherly Hotels LP (the “Operating Partnership”), completed the acquisition (the “Acquisition”) of a 326-room hotel in Atlanta, Georgia known as the Georgian Terrace (the “Georgian Terrace”) from CSC Georgian Terrace Limited Partnership, a Delaware limited partnership.

On April 1, 2014, the Company and the Operating Partnership filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Initial Form 8-K”) reporting, among other things, the completion of the Acquisition. The Company and the Operating Partnership are filing this Amendment No. 1 to the Initial Form 8-K on Form 8-K/A (the “Amendment”) to disclose in Items 9.01(a) and 9.01(b) the required financial statements and pro forma financial information related to the Acquisition.

The financial statements and pro forma financial information attached hereto should be read in conjunction with the Initial Form 8-K and this Amendment, and are incorporated by reference as though fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Audited financial statements of CSC Georgian Terrace Limited Partnership for the year ended December 31, 2013 are filed as Exhibit 99.1 to this Amendment, and are incorporated by reference as though fully set forth herein.

(b) Pro Forma Financial Information.

Unaudited pro forma combined financial information of Sotherly Hotels Inc. and the Georgian Terrace are filed as Exhibit 99.2 to this Amendment, and are incorporated by reference as though fully set forth herein.

(d) Exhibits

23.1	Consent of Grant Thornton LLP.

99.1	Audited financial statements of CSC Georgian Terrace Limited Partnership for the year ended December 31, 2013.

99.2	Unaudited pro forma combined financial information of Sotherly Hotels Inc. and the Georgian Terrace.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2014

SOTHERLY HOTELS INC.

By:	/s/ David R. Folsom
David R. Folsom President and Chief Operating Officer

SOTHERLY HOTELS LP by its General Partner, SOTHERLY HOTELS INC.

By:	/s/ David R. Folsom
David R. Folsom President and Chief Operating Officer

Exhibit List

23.1	Consent of Grant Thornton LLP.

99.1	Audited financial statements of CSC Georgian Terrace Limited Partnership for the year ended December 31, 2013.

99.2	Unaudited pro forma combined financial information of Sotherly Hotels Inc. and the Georgian Terrace.

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